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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-72146 and 33-67902.



                                       /s/ ARTHUR ANDERSON & CO.

San Jose, California
April 20, 1994